UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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TAIWAN GREATER CHINA FUND May [ ], 2005
c/o Brown Brothers Harriman
40 Water Street
Boston, MA 02109-3661
Telephone: 1-800-343-9567

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Meeting”) of the Taiwan Greater China Fund (the “Trust”, formerly known as The R.O.C. Taiwan Fund), which will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022-4689 on Tuesday, June 21, 2005 at 9:30 a.m., New York City time. A formal notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed. Shareholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

At the Meeting, Shareholders will:

(i) Elect two trustees, each to serve for a term expiring on the date of the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof;

(ii) Consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company; and

(iii) Consider whether to approve a fundamental policy whereby the Trust would adopt an interval fund structure with semi-annual repurchases.

The Board of Trustees recommends that you vote for each of the nominees for trustee named in the accompanying Proxy Statement, against the conversion of the Trust from a closed-end investment company into an open-end investment company, and for the adoption of an interval fund structure.

Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice and Proxy Statement, please complete, date, sign and return the enclosed proxy card at your earliest convenience. Your return of the proxy card will not prevent you from voting in person at the Meeting should you later decide to do so.

If you are a beneficial owner holding shares through a broker-dealer, please note that, under the rules of the New York Stock Exchange, broker-dealers may not vote your shares on the proposal described in paragraph (ii) above without your instructions. In addition, if you are a beneficial owner holding shares through a bank or trust company nominee, you may find that such nominee will not vote your shares in respect of some or all of the matters to be considered at the Meeting without your instructions. Accordingly, the Board of Trustees of the Trust urges all beneficial owners of shares who are not also record owners of such shares to contact the institutions through which their shares are held and give appropriate instructions, if necessary, to vote their shares. The Trust will also be pleased to cooperate with any appropriate arrangement pursuant to which beneficial owners desiring to attend the Meeting may be identified as such and admitted to the Meeting as Shareholders.

Time will be provided during the Meeting for discussion, and Shareholders present will have an opportunity to ask questions about matters of interest to them.

Respectfully,

Steven R. Champion
President

  _
David Laux
Chairman of the Board of Trustees

IMPORTANT MATTERS WILL BE CONSIDERED, AND YOUR VOTE MAY BE NECESSARY TO INSURE THE PRESENCE OF A QUORUM AT THE MEETING. ACCORDINGLY, ALL SHAREHOLDERS, REGARDLESS OF THE SIZE OF THEIR HOLDINGS, ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, OR TO GIVE APPROPRIATE INSTRUCTIONS TO PERSONS HOLDING SHARES OF RECORD ON THEIR BEHALF, PROMPTLY.

TAIWAN GREATER CHINA FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 21, 2005

To the Shareholders of the Taiwan Greater China Fund:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of the Taiwan Greater China Fund (the “Trust”, formerly known as The R.O.C. Taiwan Fund) will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022-4689 on Tuesday, June 21, 2005 at 9:30 a.m., New York City time, for the following purposes:

1. To elect two Trustees, each to serve for a term expiring on the date of the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof.

2. To consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company.

3. To consider whether to approve a fundamental policy whereby the Trust would adopt an interval fund structure with semi-annual repurchases.

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on Monday, April 18, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders are entitled to one vote for each share of beneficial interest of the Trust held of record on the record date with respect to each matter to be voted upon at the Meeting.

You are cordially invited to attend the Meeting. All Shareholders are requested to complete, date and sign the enclosed proxy card and return it promptly, and no later than June 20, 2005, in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you are able to attend the Meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the Meeting. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

BY ORDER OF THE BOARD OF TRUSTEES

Cheryl Chang, Secretary
May [ ], 2005

TAIWAN GREATER CHINA FUND
PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”, the trustees of the Board are referred to as the “Trustees”) of the Taiwan Greater China Fund (the “Trust”, formerly known as The R.O.C. Taiwan Fund) for use at the Annual Meeting (the “Meeting”) of holders of shares (the “Shareholders”) of the Trust (the “Shares”) to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022-4689 on Tuesday, June 21, 2005 at 9:30 a.m., New York City time, and at any adjournment thereof.

This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about May [ ], 2005. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to The Altman Group, 60 East 42nd Street, Suite 405, New York, New York 10165), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received by mail on or before the close of business on June 20, 2005 or delivered personally at the Meeting will be voted as specified in such proxies or, if no specification is made, for the nominees for election named and against the conversion of the Trust from a closed-end investment company into an open-end investment company.

The Board of Trustees has fixed the close of business on Monday, April 18,
2005, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of record will be entitled to one vote for each Share. No Shares have cumulative voting rights for the election of the Trustees.

As of the record date, the Trust had 20,246,218 Shares outstanding. Abstentions and “non-votes” will be counted as present for all purposes in determining the existence of a quorum. (A “non-vote” occurs when a nominee (typically, a broker-dealer) holding Shares for a beneficial owner attends a meeting with respect to such Shares (in person or by proxy) but does not vote on one or more proposals because the nominee does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.)

One third of the Trust’s outstanding Shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting is required to elect the nominees for election as Trustees. An affirmative vote of a majority of all outstanding Shares is required to approve the conversion of the Trust from a closed-end investment company into an open-end investment company. As provided under the Investment Company Act of 1940 (the “Investment Company Act”), approval of the fundamental policy adopting the interval fund structure requires the affirmative vote of a “majority of the outstanding voting securities” of the Trust, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more than 50% of the outstanding Shares of the Trust entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Trust entitled to vote.

Abstentions and “non-votes” will be treated as votes present and not cast at the meeting. Accordingly, abstentions and “non-votes” will not have the effect of votes in opposition to the election of a Trustee under Proposal 1. Abstentions and “non-votes” will however, have the effect of votes in opposition to Proposals 2 and 3.

The Trust knows of no business that may or will be presented for consideration at the Meeting, other than that mentioned in Proposals 1, 2 and 3 described herein. If any matter not referred to above is properly presented, the persons named on the enclosed proxy will vote in accordance with their discretion. However, any business that is not on the agenda for the Meeting may be presented for consideration or action at the Meeting only with the approval of the Board of Trustees.

The address of Brown Brothers Harriman, which provides certain administrative services for the Trust, is 40 Water Street, Boston, Massachusetts 02196-2047.

BENEFICIAL OWNERSHIP OF SHARES

The following table provides information, as of May [ ], 2005, except as noted, regarding the beneficial ownership of Shares by (i) each person or group known to the Trust to be the beneficial owner of more than 5% of the Shares outstanding (based on filings made with the U.S. Securities and Exchange Commission), (ii) each of the Trust’s Trustees or Trustee nominees, (iii) each executive officer of the Trust and (iv) all Trustees, Trustee nominees and executive officers of the Trust as a group. Except as noted, each of the named owners has sole voting and dispositive power over the Shares listed.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
City of London Investment Group plc (“CLIG”) City of London Investment Management Company Limited (“CLIM”) 10 Eastcheap London EC3M 1LX U.K.	2,675,753(1)	13.2%
Laxey Partners Limited (“Laxey”) Mr. Colin Kingsnorth Mr. Andrew Pegge Stanley House 7-9 Market Hill, Douglas Isle of Man IM1 2BF U.K.	2,163,471(2)	10.7%
Lazard Asset Management LLC (“Lazard”) 30 Rockefeller Plaza New York, New York 10112 U.S.A.	1,901,860(3)	9.4%

TRUSTEES AND EXECUTIVE OFFICERS

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Steven R. Champion Bank Tower Room 1001 205 DunHua North Road Taipei, Taiwan, R,O,C.	11,300	*
David Laux 2560 N. 23rd Road Arlington, Virginia 22207 U.S.A.	3,000	*
Frederick C. Copeland, Jr. 11 Deer Ridge Road Avon, Connecticut 06001 U.S.A.	2,000	*
Robert P. Parker 101 California Street Suite 2830 San Francisco, California 94111 U.S.A.	1,220	*
Edward B. Collins 160 Sansome Street, 18th Floor, San Francisco, California 94104 U.S.A.	1,000	*
All Trustees, Trustee nominees and executive officers as a group	18,520	*

* Less than 1%

(1) Based upon information provided by CLIG and CLIM in a Statement on Schedule 13G jointly filed on January 19, 2005 with respect to ownership as of December 31, 2004. In that statement CLIM reported that it held its 2,603,305 Shares as investment advisor to certain investment funds. CLIG reported that its ownership included the 2,603,305 Shares held by CLIM as a result of CLIG’s status as the parent holding company of CLIM. CLIG and CLIM stated that they held sole voting power and sole dispositive power over their Shares.

(2) Based upon information provided by Laxey and Messrs. Kingsnorth and Pegge in a Statement on Schedule 13D filed on March 1, 2005 with respect to ownership as of February 18, 2005. In that statement it was reported that Messrs. Kingsnorth and Pegge control Laxey, and that Laxey and Messrs. Kingsnorth and Pegge hold shared voting and shared dispositive power over (i) 392,930 Shares by virtue of Laxey’s discretionary authority over certain accounts managed for unaffiliated third parties in which such Shares are held, (ii) 1,000 Shares by virtue of Laxey’s beneficial ownership of such Shares and (iii) 1,769,541 Shares by virtue of Laxey’s position as investment manager for each of The Value Catalyst Fund Limited, which holds 402,084 Shares, LP Value Limited, which holds 399,840 Shares, Laxey Universal Value, LP, which holds 360,319 Shares, Laxey Investors, L.P., which holds 321,268 Shares, and Laxey Investors Limited, which holds 286,030 Shares.

(3) Based upon information provided by Lazard in a Statement on Schedule 13G filed on February 14, 2005 with respect to its ownership as of December 31, 2004, declaring that it held sole voting and sole dispositive power over its Shares.

PROPOSAL 1. ELECTION OF TRUSTEES

The two nominees for election to the Board of Trustees are Mr. Frederick C. Copeland, Jr. and Mr. Robert P. Parker. At the 2004 Annual Meeting of Shareholders, Mr. Frederick C. Copeland, Jr. was elected to replace Mr. Alex Hammond-Chambers. Mr. Copeland was elected for a term of one year with his term expiring at the Trust’s 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof. If reelected, Mr. Copeland will serve for a term expiring on the date of the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof. Mr. Parker currently is a Trustee of the Trust and, if reelected, will serve for a term expiring on the date of the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof. Each of Mr. Copeland and Mr. Parker were nominated by the Board of Trustees, at a meeting held in February 2005, upon the recommendations of the Nominating Committee.

Since the inception of the Trust in 1989, the Trustees of the Trust have been divided into three classes, each having a term of three years, with the term of one class expiring each year. Mr. Cheng-Cheng Tung resigned his position as a member of the Board, effective December 31, 2004. Mr. Tung’s term was to expire on the date of the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof. The Trustees intend to fill the vacancy caused by Mr. Tung’s resignation. The person elected by the Trustees to fill the vacancy will serve a term that expires on the date of the 2006 Annual Meeting or the special meeting in lieu thereof.

The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the election of Messrs. Copeland and Parker. If Messrs. Copeland and Parker should be unable to serve (an event not now anticipated), the proxies will be voted for such person, if any, as is designated by the Board of Trustees to replace Mr. Copeland or Mr. Parker, as the case may be.

48

INFORMATION CONCERNING NOMINEES

The following table sets forth certain information concerning Messrs. Copeland and Parker. Messrs. Copeland and Parker were recommended for reelection as Trustees of the Trust by their fellow Trustees.

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee

Frederick C. Copeland, Jr. (63) 11 Deer Ridge Road Avon, Connecticut 06001 U.S.A.	Trustee	Trustee since May 2004 and until the 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof
Executive Director, Chairman of Executive Committee, Far East National Bank, since 2004;
President, Chief Executive Officer and Chief Operating
Officer, Aetna International (insurance),
from prior to 2000 to 2001;
Executive Vice President,
Aetna, Inc. (insurance), from prior to 2000 to 2001

Chairman, President and
Chief Executive Officer, Fleet
Bank, N.A.(Connecticut Bank), 1993-1995;
President and Chief
Executive Officer, Citibank
Canada Ltd., 1987-1993;
Taiwan Country Head,
Citibank, 1983-1987

Robert P. Parker (63) 101 California Street, Suite 2830 San Francisco, California 94111 U.S.A	Trustee	Trustee since 1998 and until the 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from February 2004 to July 2004	Chairman, Parker Price Venture Capital, Inc. (formerly known as Allegro Capital, Inc.), since prior to 2000	Director, NexFlash Technologies, Inc., since 2001; Partner, McCutchen, Doyle, Brown & Enersen (law firm), 1988-97

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INFORMATION CONCERNING OTHER TRUSTEES

The following table sets forth certain information concerning the Trustees of the Trust (other than Messrs. Copeland, Jr. and Parker).

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Trustee

David N. Laux (77) 2560 N. 23rd Road Arlington, Virginia 22207 U.S.A.	Trustee and Chairman of the Board	Trustee since 1992 and until the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman of the Board since July 2004	Chairman, Great Dads (non-profit), since 2004; Director, International Foundation (non-profit) since 2000; President, US-Taiwan Business Forum, from 2000 to 2004
Director, US-ROC (Taiwan)
Business Council, since 1990;
Chairman and Managing
Director, American Institute
in Taiwan, 1987-90; Director
of Asian Affairs, National
Security Council, The White
House, 1982-86

Edward B. Collins (62) 160 Sansome Street, 18th Floor, San Francisco, California 94104 U.S.A.	Trustee	Trustee since 2000 and until the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof	Managing Director, China Vest Group (venture capital investment), since prior to 2000	Director, Medio Stream, Inc.(technology company), since 2000

BOARD AND COMMITTEE MEETINGS

The Board of Trustees of the Trust held nine meetings and two audit committee meetings during the fiscal year ended December 31, 2004. Each Trustee attended at least 75% of the total of (i) all meetings of the Board of Trustees and (ii) all meetings of each committee of the Board on which he served during the fiscal year ended December 31, 2004, except for Mr. Tung, who attended four of the nine Board meetings held during the fiscal year ended December 31, 2004.

EXECUTIVE COMMITTEE

The Trust’s Board of Trustees has an Executive Committee, which, subject to certain restrictions, may exercise all powers and authority of the Board between meetings of the Board. The current members of the Executive Committee are Messrs. David N. Laux (Chairman), Edward B. Collins and Robert P. Parker, all of whom are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and are independent Trustees of the Trust, as defined under the rules of the New York Stock Exchange (the “NYSE”). Mr. Chi-Chu Chen was a member of the Executive Committee until February 2004. Mr. Alex Hammond-Chambers was a member of the Executive Committee from February 2004 until April 2004. The Executive Committee did not hold an Executive Committee Meeting during the fiscal year ended December 31, 2004. The Executive Committee does not have a charter.

NOMINATING COMMITTEE

The Board of Trustees has a Nominating Committee, the current members of which are Messrs. Robert P. Parker (chair) and David N. Laux. Mr. David N. Laux was the chair of the Nominating Committee until Mr. Robert P. Parker assumed that role in February of 2004. The former and current members of the Nominating Committee were or are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act, and also were or are independent Trustees of the Trust, as defined under the rules of the NYSE. The Nominating Committee has a charter, which is available on the Trust’s website at www.taiwangreaterchinafund.com. The charter provides that the Nominating Committee will consider recommendations of Trustee nominees submitted by Shareholders. Any such recommendations should be sent to the Trust’s Nominating Committee c/o Brown Brothers Harriman, 40 Water Street P.O. Box 962047, Boston, Massachusetts 02196-2047. The charter also provides that the Nominating Committee will consider potential candidates who are personally known to members of the Nominating Committee, persons who are recommended to the Nominating Committee by other members of the Board and other persons known by Board members or persons identified by any search firm retained by the Nominating Committee. In considering whether to recommend that an individual be nominated as a Trustee, the Nominating Committee will take the following criteria, among others, into account: (i) the Board’s size and composition; (ii) applicable listing standards and laws; (iii) an individual’s expertise (especially with regard to matters relating to Taiwan, mainland China and public and private investment funds), experience and willingness to serve actively; (iv) whether an individual will enhance the functioning of the Board and the compatibility of his or her views concerning the manner in which the Trust should be governed with the Board’s assessment of the interests of the Trust’s shareholders; and (v) the number of company boards of directors on which such individual serves.

During the fiscal year ended December 31, 2004, the Nominating Committee did not retain any search firm or pay a fee to any third party to identify Trustee candidates.

The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2004. On February 22, 2005 the Nominating Committee recommended that Messrs. Copeland and Parker be nominated to stand for election at the 2005 Annual Meeting of Shareholders.

COMPENSATION COMMITTEE

The Board of Trustees has a Compensation Committee, current members of which are Messrs. Frederick C. Copeland, Jr. (chair), Edward B. Collins and David N. Laux. Mr. Alex Hammond-Chambers was a member of the Compensation Committee until April 2004. The function of the Compensation Committee is to set and review the compensation and terms of employment of the Trust’s Chief Executive and Chief Financial Officer and to oversee the compensation of the Trust’s other employees. The Compensation Committee did not meet during the fiscal year ended December 31, 2004. The Compensation Committee met on February 22, 2005. The Compensation Committee has a charter, which is attached hereto as Appendix A.

AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Trustees has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 32a-4 of the Investment Company Act. The current members of the Audit Committee are Messrs. Edward B. Collins (chair), Frederick C. Copeland, Jr. and Robert P. Parker. Messrs. Pedro-Pablo Kuczynski and David N. Laux were members of the Audit Committee until February 2004. Mr. Alex Hammond-Chambers was a member of the Audit Committee until April 2004. The former and current members of the Audit Committee were not or are not interested persons of the Trust, as defined in the Investment Company Act, and also were or are independent Trustees of the Trust, as defined in the rules of the NYSE. The Audit Committee has a charter, which is attached hereto as Appendix B.

The responsibilities of the Audit Committee include, among other things, review and selection of the independent public accountants of the Trust, review of the Trust’s financial statements prior to their submission to the Board of Trustees and of other accounting matters of the Trust, and review of the administration of the Trust’s Codes of Ethics and Whistleblower Policy.

The Audit Committee held two meetings during the fiscal year ended December 31, 2004 and also met on February 22, 2005. At those meetings the Audit Committee, among other things:

(i) approved the selection of KPMG LLP (“KPMG”) as the Trust’s independent public accountants for its 2004 and 2005 fiscal years;

(ii) reviewed the audited financial statements of the Trust for its 2003 and 2004 fiscal years and discussed those statements with the Trust’s management and KPMG;

(iii) discussed with the Trust’s management and KPMG those matters requiring discussion by the Accounting Standards Board’s Statement of Auditing Standards No. 61 as currently in effect, including the independence of KPMG;

(iv) received the written disclosures and the letters from KPMG required by the Independence Standards Board’s Standard No. 1 as currently in effect;

(v) reviewed the charter for the Audit Committee;

(vi) reviewed the status of the Trust’s conversion to internal management; and

(vii) pre-approved the payment of fees for permitted non-audit services.

Based upon the reviews, discussions and consideration described above, the Audit Committee recommended to the Board of Trustees that the Trust’s audited financial statements be included in its Annual Report to Shareholders for the Trust’s fiscal year ended December 31, 2004.

Representatives of KPMG are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available during the Meeting to respond to appropriate questions from Shareholders.

AUDIT FEES

The aggregate fees billed for professional services rendered by KPMG, the Trust’s independent auditors, in connection with the annual audit of the Trust’s financial statements and for services normally provided by KPMG in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and December 31, 2004 were $53,500 and $64,595, respectively.

Included in the 2004 annual audit fees are additional audit fees of $7,795 billed for professional services in connection with the liquidation of The Taiwan (R.O.C.) Fund rendered by KPMG for fiscal year ended December 31, 2004.

NON-AUDIT FEES

Audit-Related Fees. The Trust did not pay KPMG any audit-related fees (other than those disclosed under “Audit Fees” above), and there were no audit-related fees paid by the Trust to KPMG that were required to be approved by the Trust’s Audit Committee, in its 2003 and 2004 fiscal years.

Tax Fees. The aggregate fees billed for professional services rendered by KPMG for the preparation of the Trust’s federal income and excise tax returns and the provision of tax advice and planning services for the 2003 and 2004 fiscal years were $50,000 and $41,600, respectively.

All Other Fees. The aggregate fees billed for professional services rendered by KPMG for services to the Trust other than the services referenced above for the 2003 and 2004 fiscal years were $9,127 and $10,017, respectively. The fees incurred by the Trust in fiscal years 2003 and 2004 related to the preparation of an application for distributing fund status in the United Kingdom and research and preparation of a memorandum of advice concerning the tax implications in the Republic of China of the Trust’s becoming an internally managed investment company.

Aggregate Amount of Non-Audit Fees. The aggregate amount of non-audit fees billed by KPMG for services rendered to the Trust for its 2003 and 2004 fiscal years were $59,127 and $51,617, respectively.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee approves the engagement of the Trust’s accountants to render audit or non-audit services before such accountants perform such services.

All services described under “Audit Fees” and “Non-Audit Fees” above that required approval were pre-approved by the Audit Committee before KPMG’s engagement to perform them.

POLICY ON TRUSTEES’ ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

The Trust’s policy with regard to attendance by members of the Board of Trustees at its Annual Meetings of Shareholders is that all Trustees are expected to attend, absent extenuating circumstances. Four out of five Trustees attended the 2004 Annual Meeting. Mr. Tung did not attend the 2004 Annual Meeting.

COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders who wish to communicate with the Board of Trustees with respect to matters relating to the Trust may address their correspondence to the Board as a whole or to individual members c/o Brown Brothers Harriman, 40 Water Street P.O. Box 962047, Boston, Massachusetts 02196-2047, ATTN: Investor Service Counsel.

OFFICERS OF THE TRUST

The following table sets forth certain information concerning the officers of the Trust. Information regarding Mr. Laux, the Chairman of the Board, is set forth in the Trustee table above. The Chairman and the President (Messrs. Laux and Champion, respectively) each holds office until his successor is duly elected and qualified, and all other officers hold office at the discretion of the Trustees.

Name (Age) and Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Steven R. Champion (59) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	President, Chief Executive Officer and Portfolio Manager; President from May 1989 to June 1992	Since February 2004	Executive Vice President, Bank of Hawaii, 2001-2003; Chief Investment Officer, Aetna International (Insurance), from prior to 2000 to 2001
Cheryl Chang (40) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer	Secretary, Treasurer and Chief Financial Officer since June 2004; Chief Compliance Officer since September 2004	Senior Manager, KPMG (Taipei Office), from prior to 2000 to 2004; Assurances and Advisory Unit of International Practice Group, KPMG (audit, tax, finance and risk advisory) (Taipei Office), 2000-2004
Dirk Bennet (58) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	Vice President and Assistant Secretary	Assistant Secretary since prior to 1999; Vice President since February 2004	Manager of Research Department of International Investment Trust Company Limited (investment advisor) from prior to 2000 to 2004

TRUSTEE COMPENSATION

The compensation received by each Trustee of the Trust for the fiscal year ended December 31, 2004 is set forth below.

Name	Position	Total Compensation from the Trust Paid to Trustees (1)(2)
Edward B. Collins	Trustee	$26,946
Frederick C. Copeland, Jr.	Trustee	$16,917
Pedro-Pablo Kuczynski (3)	Trustee	$6,667
David N. Laux	Trustee	$26,667
Robert P. Parker	Trustee	$27,415
Cheng-Cheng Tung (4)	Trustee	$5,667
Alex Hammond-Chambers (5)	Trustee	$12,000

(1) The Trustees of the Trust do not receive any pension or retirement benefits from the Trust and did not receive any such benefits from International Investment Trust Company Limited, in its previous role as the Trust’s investment adviser, during the fiscal year ended December 31, 2004.

(2) With respect to service from January 1, 2004 to August 30, 2004, each Trustee of the Trust was entitled to receive fees paid by the Trust of $1,000 for each Board of Trustees’ meeting or committee meeting attended in person, $500 for each Board of Trustees’ meeting or committee meeting attended by telephone and an annual Trustee’s fee of $10,000. At its meeting on September 30, 2004 the Board of Trustees increased the fees paid by the Trust (effective as of September 1, 2004) to $2,000 for each Board of Trustees’ meeting or committee meeting attended in person, $1,000 for each Board of Trustees’ meeting or committee meeting attended by telephone and increased the annual retainer from $10,000 to $12,000 and to $15,000 for the Chairman. At its meeting on February 22, 2005, the Board of Trustees increased the annual retainer for the Chairman to $20,000. In addition, the Board of Trustees adopted a policy pursuant to which each of the Trustees agreed that he would invest in the Shares to the extent necessary so that on or before December 31, 2005 each Trustee would have beneficial ownership of the Shares with a value ranging between $10,001 and $50,000.

(3) Mr. Kuczynski resigned from the Board of Trustees in February 2004 immediately following his appointment as the Peruvian Minister of Finance.

(4) Mr. Tung resigned from the Board of Trustees effective as of December 31, 2004.

(5) Mr. Hammond-Chambers resigned from the Board of Trustees in April 2004.

REQUIRED VOTE

The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting is required to elect the nominees for election as Trustees. Abstentions and “non-votes” will be treated as votes present and not cast at the meeting. Abstentions and “non-votes” will not have the effect of votes in opposition to the election of a Trustee under this Proposal 1.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS TRUSTEES.

PROPOSAL 2. CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY

BACKGROUND AND SUMMARY

The Trust is registered as a closed-end investment company under the Investment Company Act and has operated as a closed-end fund since the reorganization of The Taiwan (R.O.C.) Fund (which was an open-end fund not registered in the United States) into the Trust on May 19, 1989. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) and By-Laws provide that the Board of Trustees is required to submit to the Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company if the Shares trade on the NYSE at an average discount from their net asset value (“NAV”) of more than 10% during any twelve-week period beginning after the most recent such vote (which in the current case occurred at last year’s annual meeting). For these purposes the average variation of the trading price of the Shares from their NAV is determined on the basis of such variances for each trading day (which means each day when the NYSE is open for trading) during the applicable twelve-week period and then the average of such daily variances is determined for the applicable 12-week period as of the end of such period. The affirmative vote of a majority of the outstanding Shares is required for the adoption of such a resolution.

By the terms of the Declaration of Trust, this requirement became effective on June 1, 1992, and since then the Shareholders have voted on such a resolution nine times; in 1995 and each of the years from 1997 through 2004. In each instance the Board recommended that Shareholders vote against the resolution to convert the Trust into an open-end investment company, and such resolution was not adopted by the Shareholders. In the most recent vote, on July 21, 2004, 37.80% of the outstanding Shares were voted in favor of the proposal, 29.33% were voted against, and 32.87% were either not present at the meeting, were not voted or were abstained from voting on that particular matter (all of which are considered votes against the proposal).

After last year’s vote, the Shares, like those of most other country funds, continued to trade at a discount. The average discount for the period from the 2004 Annual Meeting of Shareholders until the record date for the 2005 Annual Meeting of Shareholders, however, has been smaller than in recent years. During all but one of the twelve-week periods since the 2004 Annual Meeting of Shareholders until the record date for the 2005 Annual Meeting of Shareholders, the Shares traded at an average discount of 10% or less. Only during the twelve-week period ending on November 26, 2004 did the Shares trade at an average discount of more than 10%, requiring the Board of Trustees to submit to the Shareholders the proposal described herein. The average discount ranged from a high of 10.05% for the twelve-week period ended November 26, 2004 to a low of 7.50% of the twelve-week period ended April 8, 2005.

On May [ ], 2005, the Shares’ trading price on the NYSE closed at a discount to NAV per Share of [ ]%. Conversion of the Trust to an open-end investment company would eliminate the trading market in the Shares and provide Shareholders with a continuing opportunity to redeem their Shares from the Trust at their NAV. However, for the reasons described below, the Board of Trustees recommends, as it has in the past, that Shareholders vote against this Proposal 2. The proposal will be adopted, as provided in the Declaration of Trust, only if approved by holders of a majority of the outstanding Shares.

At its meeting on February 22, 2005, the Board of Trustees of the Trust considered, as it has in the past, information concerning the legal, operational and practical differences between closed-end and open-end investment companies, the Trust’s performance to date as a closed-end fund, the historical relationship between the market price of the Shares and their NAV, the possible effects of conversion on the Trust and alternatives to conversion. At its meeting, the Board of Trustees resolved to recommend to the Trust’s Shareholders that they vote against the proposal to convert the Trust to an open-end investment company.

In making this recommendation, the Board of Trustees also considered measures taken since the last vote by Shareholders to convert the Trust to an open-end investment company and determined that such measures have proved effective in lowering the discount at which the Shares have traded in relation to their NAV. These measures (described in further detail below) included a tender offer in September 2004 for one-third of the Trust’s total outstanding Shares and the establishment of a share repurchase program. The average daily discount from July 26, 2004 to May [ ], 2005 was [ ]%

In addition, the Board of Trustees considered the steps taken in an effort to improve the Trust’s performance and the effect conversion of the Trust to an open-end investment company may have on performance. The Board decided in December 2003 to terminate the Trust’s investment management agreement with International Investment Trust Company Limited, which had been the Trust’s manager since inception, and convert the Trust to an internally managed fund. This conversion was completed in February 2004, and the Trust implemented the Board’s new strategy of investing primarily in Taiwan Stock Exchange listed companies which derive or which are expected to derive a substantial portion of their revenues by exporting to or operating in mainland China. From March 1, 2004 to December 31, 2004, the Trust’s Share price and net asset value (NAV) outperformed the Taiwan Stock Exchange Index on both a price appreciation basis and a total return basis. Similarly, the Trust’s Share price and NAV outperformed the Taiwan China Strategy Index (“TCSI”) on a price appreciation basis and a total return basis for the same period. The TCSI was developed by the Trust in cooperation with Morgan Stanley Capital International (“MSCI”), and is calculated by MSCI.

The Board of Trustees continues to believe that conversion to an open-end investment company could adversely affect the functioning of the Trust’s investment operations and its investment performance, as described below under “Effect of Conversion on the Trust -- Portfolio Management.” The Board also believes that conversion could expose the Trust to the risk of a substantial reduction in its size and a corresponding loss of economies of scale and increase in its expenses as a percentage of NAV, as described below under “Effect of Conversion on the Trust -- Potential Increase in Expense Ratio and Decrease in Size.”

Since the inception of the Trust in 1989, the Shares periodically have traded at a premium (although not in recent years) above NAV. (See below under “Differences Between Open-end and Closed-end Investment Companies -- Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium”.) The Shares’ average annual discount/premium (determined by comparing the Shares’ NAV to their closing price on the NYSE on each trading day pursuant to the Trust’s by-laws) by year is as follows:

YEAR	DISCOUNT(-)/ PREMIUM
1989 (May 12 to December 31)	2.71%
1990	-9.47%
1991	-3.29%
1992	4.26%
1993	3.45%
1994	0.75%
1995	1.23%
1996	3.28%
1997	-17.06%
1998	-17.67%
1999	-14.24%
2000	-18.82%
2001	-14.51%
2002	-14.95%
2003	-11.33%
2004	-9.99%
2005 (January 1 to May [ ])	[ ]

The Board of Trustees believes that eliminating the possibility of a discount would not justify the fundamental changes that conversion would entail to the Trust’s portfolio management and operations, the risk of reduced size and the potential adverse effect on the Trust’s investment performance. In order to attempt to reduce or possibly eliminate the discount, the Board continues to seek to increase awareness about the Trust through Shareholder and market communications and meetings by management with members of the investment community specializing in the closed-end funds sector. While these efforts have not eliminated the Shares’ tendency in recent years to trade at a discount to NAV, the Board of Trustees believes that such efforts have materially lessened the discount as well as had a favorable effect on Shareholder relations by keeping major Shareholders informed concerning the Trust’s investment strategies and policies and by informing the Board of those Shareholders’ views concerning the Trust’s management, strategies and policies.

In addition, the Board of Trustees recognizes that discounts (and possible premiums) are an inherent consequence of the closed-end fund format. Discounts can vary widely over time, and a market discount can offer an investment advantage. For example, Shareholders have the opportunity to purchase additional Shares in the market at the discounted price when the Shares trade below their NAV. Shareholders who make such purchases could benefit in circumstances in which the gap between the NAV and the market price of the Shares narrows or is eliminated after they make their purchases, especially when the NAV is also increasing as a result of increases in the value of the Trust’s investments. Correlatively, Shareholders could be disadvantaged if they buy Shares at a premium or a small discount to NAV and the premium disappears or the discount widens, particularly if they decide to sell their Shares under such circumstances. The Shares’ NAV at the end of each week is published in compilations of such information for all closed-end funds in publications such as The Wall Street Journal, The New York Times and Barron’s; the daily NAV at the close of the preceding trading day in Taiwan can be obtained by calling the Trust at 1-800-343-9567 or by accessing the Trust’s website at www.taiwangreaterchinafund.com.

The Board of Trustees also considers from time to time various alternative measures that could be adopted for the purpose of seeking to reduce the discount to NAV at which the Shares have traded. On November 1, 2004, the Trust commenced a share repurchase program that allows for the repurchase of up to 10% of the outstanding Shares of the Trust. In connection with the share repurchase program, the Board of Trustees authorized management to repurchase Trust Shares in one or more block transactions provided that no block exceeded 500,000 Shares on any day, no more than 1,000,000 Shares in total were repurchased in block transactions, and that such Share repurchases were made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Exchange Act. As of February 28, 2005, the Trust had repurchased the maximum amount of Shares allowed to be purchased in block transactions. The Trust continues to effect non-block repurchases under its share repurchase program.

In addition, in September 2004, the Trust accepted 10,899,658 Shares for payment at a price of $4.67 per Share in accordance with its tender offer for up to that number of Shares. Pursuant to the tender offer, the purchase price was equal to 99% of the Trust’s NAV per Share determined as of the conclusion of the tender offer. The purchased Shares constituted approximately one-third of the Trust’s previously outstanding Shares. Besides the repurchase program described above, the Board of Trustees has not recommended or adopted any alternative measures to reduce the discount to NAV. The Trustees, however, intend to continue to consider various additional measures that might have a favorable impact on any discount to NAV at which the Shares may continue to trade.

The Board of Trustees has also unanimously approved, subject to Shareholder approval, a proposal for the Trust to adopt an interval fund structure. If approved by the Shareholders, the Trust would conduct semi-annual repurchase offers for between 5% and 25% of the Trust’s outstanding securities. The Board of Trustees is asking the Shareholders to consider this proposal in Proposal 3 herein.

If the proposal to convert the Trust from a closed-end investment company into an open-end investment company is not approved, the Shares continue to trade at a discount and the average discount is again greater than 10% during a twelve-week period and the Shareholders will again have an opportunity to consider converting the Trust into an open-end investment company at the next Shareholders meeting. The Board of Trustees may also decide at any time to present to the Shareholders the question of whether the Trust should be converted to an open-end investment company; however, under the Declaration of Trust such a voluntary submission would require the approval of two-thirds of the outstanding Shares for its adoption. In the meantime, the Shareholders also have the opportunity to consider adopting a fundamental policy whereby the Trust would adopt an interval fund structure pursuant to Proposal 3 herein.

As described below under “Measures to be Adopted if the Trust Becomes an
Open-end Fund -- Redemption Fee,” if the Shareholders vote to convert the Trust into an open-end fund, the Board of Trustees may cause the Trust to impose a fee payable to the Trust on all redemptions of up to 2.00% of redemption proceeds for a certain period of time after conversion. In an effort to deter market timing of Shares after the conversion of the Trust from an open-end investment company, the Board of Trustees may also decide to impose redemption fees in connection with transactions within certain periods of time after the purchase of Shares.

DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES

1. Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities market at prevailing market prices, which may be equal to, less than or more than NAV. From May 12, 1989 to May [ ], 2005 the Shares traded on the NYSE at prices ranging from 31.55% below NAV (on April 27, 1990) to 35.36% above NAV (on December 31, 1993). The Shares last traded at a premium of 0.79% above NAV on October 2, 1996. On May [ ], 2005, the closing price of a Share on the NYSE was [ ]% below its NAV.

Although it is now possible, subject to certain restrictions, for both institutions and individuals outside Taiwan to invest directly in Taiwan stocks, the Board of Trustees believes that many foreign investors, and particularly foreign individuals, continue to invest in the Taiwan market through a managed intermediary like the Trust. In February 2004, the Board revised the Trust’s investment strategy to provide that the Trust will primarily invest in Taiwan companies that derive or expect to derive a significant portion of their revenues from operations in or exports to mainland China, and the Board believes that substantial expertise is required to select and assess companies with that profile. However, additional alternatives to the Trust may develop as vehicles for investment in Taiwan securities by investors outside Taiwan, which could have the effect of increasing any discount at which the Shares trade in relation to their NAV.

By contrast, open-end investment companies in the United States, commonly referred to as mutual funds, issue redeemable securities with respect to which, traditionally, no secondary trading market has been permitted to develop. (Although this has changed in recent years with the establishment of exchange-traded open-end index funds, it remains true that the vast majority of open-end funds, both in number and total assets, do not offer secondary market trading in their shares.) Except during periods when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the Investment Company Act, the holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the mutual fund’s NAV at the time of the redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund’s distributor).

Most mutual funds also continuously issue new shares to investors at a price based upon their shares’ NAV at the time of issuance. Accordingly, an open-end fund experiences continuing inflows and outflows of cash and may experience net sales or net redemptions of its shares.

Upon conversion of the Trust into an open-end investment company, Shareholders who wished to realize the value of their Shares would be able to do so by redeeming their Shares at NAV (less the redemption fee discussed below under “Measures to be Adopted if the Trust Becomes an Open-end Fund -- Redemption Fee”), which would rise or fall based upon the performance of the Trust’s investment portfolio. The trading market for the Shares at a discount from NAV would be eliminated. Conversion would also eliminate, however, any possibility that the Shares could trade at a premium over NAV.

Please note that, if approved by the Shareholders, the interval fund structure described in Proposal 3 herein would provide Shareholders a semi-annual opportunity to liquidate a portion (but not necessarily all) of their Shares at net asset value, less a 2% repurchase fee.

2. Cash Reserves. Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending on the investment manager’s investment strategy. The managers of many open-end investment companies, on the other hand, believe it desirable to maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities. Although many open-end funds operate successfully in this environment, the maintenance of larger cash reserves required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce an open-end investment company’s ability to achieve its investment objective by limiting its investment flexibility and the scope of its investment opportunities. In addition, open-end investment companies are subject to a requirement that no more than 15% of their net assets may be invested in securities that are not readily marketable or are otherwise considered to be illiquid. However, the Trust currently does not invest in, nor does it anticipate investing in, illiquid securities to any material extent.

3. Raising Capital. Closed-end investment companies may not issue new shares at a price below NAV except in rights offerings to existing Shareholders, in payment of distributions and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are not trading at a premium to NAV. The shares of open-end investment companies, on the other hand, are offered by such companies (in most cases continuously) at NAV, or at NAV plus a sales charge, and the absence of a secondary trading market generally makes it impossible to acquire such shares in any other way. The Trust most recently raised additional capital in 1995, when it obtained net offering proceeds of approximately $64,000,000 upon the completion of a public offering of additional Shares at a small premium to NAV.

4. NYSE Delisting; State and Federal Fees on Sales of Shares. If the Trust converted to an open-end fund, the Shares would immediately be delisted from the NYSE. Some investment managers believe that the listing of an investment company on a U.S. stock exchange, particularly the NYSE, represents a valuable asset, especially in terms of attracting non-U.S. investors. In contrast, the interval fund structure described in Proposal 3 herein does not automatically result in a delisting from the NYSE. Delisting would save the Trust annual NYSE fees of approximately $26,000; but the absence of a stock exchange listing, combined with the need to issue new Shares when investors wish to increase their holdings, would have the effect of requiring the Trust to pay federal registration fees, except to the extent that the underwriter of such sales paid some or all of such fees. Any net savings or increased cost to the Trust because of the different expenses would not, however, be expected to materially affect the Trust’s expense ratio.

5. Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid shrinkage in size. Shares of “load” open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, receives a distribution fee from the fund (called a Rule 12b-1 fee), or both, to compensate it and securities dealers for sales and marketing services (see “Measures to be Adopted if the Trust Becomes an Open-end Fund -- Underwriting and Distribution” below). Shares of “no-load” open-end investment companies are sold at NAV, without a sales charge, with the fund’s investment adviser or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions. Except in the case of shares sold pursuant to a dividend reinvestment plan, when a closed-end fund sells newly issued shares, it typically does so in an underwritten public offering in which an underwriting fee of 5% or more is imposed. Except in the case of a rights offering, such sales can be made only at or above the shares’ then applicable NAV after the deduction of such an underwriting fee.

6. Shareholder Services. Open-end investment companies typically provide more services to shareholders and may incur correspondingly higher shareholder servicing expenses. One service that is generally offered by open-end funds is enabling shareholders to transfer their investment from one fund into another fund that is part of the same “family” of open-end funds at little or no cost to the shareholders. The Trust has engaged in no discussions with any family of funds to become a part of such family, and there can be no assurance that the Trust would be able to make such an arrangement if the Shareholders voted to convert the Trust to an open-end fund. If the requisite majority of the Shareholders approve this Proposal 2, the Board of Trustees would weigh the cost of any particular service against the anticipated benefit of such service. The Board of Trustees has no current view as to which, if any, Shareholder services it would seek to make available to Shareholders and implement as part of the Trust’s joining a family of funds or otherwise.

7. Leverage. Open-end investment companies are prohibited by the Investment Company Act from issuing “senior securities” representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks with respect to which there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to a 200% asset coverage test and are not limited to borrowings solely from banks. This greater ability to issue senior securities gives closed-end investment companies more flexibility in “leveraging” their shareholders’ investments than is available to open-end investment companies. This difference is not likely to be of importance with respect to the Trust, however, because the Trust’s fundamental investment policies (which may be changed only with Shareholder consent) forbid it to borrow more than 5% of its NAV (a restriction that would continue to apply if the Trust were an open-end fund) or to issue preferred stock (even though such issuance is permitted by the Trust’s Declaration of Trust).

8. Annual Shareholders Meetings. The Trust is organized as a Massachusetts business trust under the terms of the Declaration of Trust. As a closed-end investment company listed on the NYSE, the Trust is required by the rules of the NYSE to hold annual meetings of its Shareholders. This requirement would cease upon a delisting of the Shares from the NYSE. A provision in the Declaration of Trust provides that, if the Trust were converted to an open-end investment company, the Declaration of Trust could be amended to provide that the Trust would no longer be required to hold annual meetings. However, no vote is being sought on such a proposal at this time. If the Trust were no longer required to hold annual meetings of Shareholders, it would still be required by the Investment Company Act to have periodic meetings to approve certain matters and, under certain circumstances, to elect Trustees. (See the discussion below under “Measures to be Adopted if the Trust Becomes an Open-end Fund -- Effect on the Trust’s Declaration of Trust.”) The Trust would save the cost of annual meetings, which management estimates to be approximately $50,000 per year; however, these savings would not be expected to materially affect the Trust’s expense ratio.

9. Reinvestment of Dividends and Distributions. Like the plans of many other closed-end funds, the Trust’s Dividend Reinvestment Plan (the “Plan”) permits Shareholders to elect to reinvest their dividends and distributions on a different basis than would be the case if the Trust converted to an open-end investment company. Currently, if the Shares are trading at a discount, the agent for the Plan will attempt to buy as many of the Shares as are needed for this purpose on the NYSE or elsewhere. This permits a reinvesting Shareholder to benefit by purchasing additional Shares at a discount, and this buying activity may tend to lessen any discount. If Shares are trading at a premium, reinvesting Shareholders are issued Shares at the higher of NAV and 95% of the market price. As an open-end investment company, all dividends and distributions would be reinvested at NAV unless Shareholders elected to receive their dividends and distributions in cash.

10. Capital Gains. The treatment of capital gains required under the Internal Revenue Code (the “Code”) may be disadvantageous to non-redeeming shareholders of an open-end fund. Although the fund’s manager may be able to sell portfolio securities at a price that does not reflect a taxable gain in order to raise cash to satisfy redeeming shareholders, a mutual fund that is required to sell portfolio securities may realize a net capital gain if the fund’s basis in the portfolio securities sold is less than the sale price obtained. The Code imposes both an income tax and an excise tax on a regulated investment company’s net capital gain (regardless of whether the fund is open-end or closed-end) unless the gain is distributed to all shareholders, including non-redeeming shareholders. Furthermore, in order to make a capital gain distribution, a fund may need to sell additional portfolio securities, thereby reducing further its size and, possibly, creating additional capital gain. While, as noted, taxes on such gains are also imposed on closed-end funds, a closed-end fund does not face the possible need to sell appreciated securities in order to raise funds to meet redemption requests.

EFFECT OF CONVERSION ON THE TRUST

In addition to the inherent characteristics of open-end investment companies described above, the Trust’s conversion to an open-end investment company would potentially have the consequences described below.

1. Portfolio Management. As noted above, a closed-end investment company operates with a relatively fixed capitalization while the capitalization of an open-end investment company fluctuates depending upon whether it experiences net sales or net redemptions of its shares. Although the data on the subject are unclear, some observers believe that open-end funds tend to have larger net sales near market highs and larger net redemptions near market lows. To the extent that this is true, if the Trust were to convert to an open-end investment company, the Trust might be faced with a need to invest new monies near market highs and to sell portfolio securities in a falling market when it might otherwise wish to invest. Because the Trust is a closed-end fund, however, the Trust currently is not required to invest new monies or liquidate portfolio holdings at what may be inopportune times, and can manage its portfolio with a primary emphasis on long-term considerations.

The Board of Trustees also believes that the closed-end format is better suited than the open-end format to the Trust’s investment objective of achieving long-term capital appreciation through investment primarily in publicly traded equity securities of Taiwan issuers, particularly in view of the Trust’s primary strategic focus on companies whose business is becoming increasingly integrated with the economy of mainland China. The Board of Trustees believes that, notwithstanding developments in Taiwan that have had the effect of liberalizing restrictions on investment by foreign investors in the Taiwan securities market, investor psychology towards Taiwan (and mainland China) remains susceptible of rapid and extreme swings that would be likely to have a material and unpredictable impact on inflows and outflows from the Trust if it were to become an open-end fund. The Board of Trustees believes that the Trust can better pursue its long-term investment objective without short-term pressures to invest new monies or liquidate portfolio holdings at times when its investment style would dictate doing otherwise. Furthermore, the Board of Trustees believes that a need for the Trust to maintain some level of cash reserves to fund redemptions on an on-going basis could restrict the Trust’s ability to remain fully invested in equity securities in circumstances in which its portfolio manager otherwise thought it advantageous to be so invested.

2. Potential Increase in Expense Ratio and Decrease in Size. Conversion to an open-end investment company would raise the possibility of the Trust suffering substantial redemptions of Shares, particularly in the period immediately following the conversion, although the potential implementation of a redemption fee of up to 2.00% for a certain period of time described below under “Measures to be Adopted if the Trust Becomes an Open-end Fund” might reduce the number of initial redemptions that would otherwise occur. Unless the Trust’s principal underwriter, if any, were able to generate sales of new Shares sufficient to offset these redemptions or the performance of the Trust’s investments was sufficiently favorable to offset net redemptions, the size of the Trust would be expected to shrink. (See “Measures to be Adopted if the Trust Becomes an Open-end Fund -- Underwriting and Distribution.”) Because a majority of the Trust’s operating expenses are fixed and others decline as a percentage of the Trust’s NAV as the NAV increases, a decrease in the Trust’s asset size would likely increase the ratio of its operating expenses to its income and net assets and, as a result, decrease the Trust’s net income per Share. Such a decrease in size could result in a decision by the Board of Trustees to terminate and liquidate the Trust if the amount of the Trust’s assets were reduced such that it was no longer considered economically feasible for the Trust to continue to carry on business.

3. Continuous Public Offering Costs. In addition, the Trust might be required to engage in a continuous public offering intended, at a minimum, to offset redemptions. A continuous public offering of the Shares would require the Trust to maintain current registrations under federal and state securities laws and regulations, which would involve additional costs. See “Differences Between Open-end and Closed-end Investment Companies -- Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales” above.

4. Possible Sales of Portfolio Securities. If the Trust were to experience substantial redemptions of Shares following its conversion to an open-end investment company, it would probably not have sufficient cash reserves to fund such redemptions and therefore could be required to sell portfolio securities at inopportune times and incur increased transaction costs in order to raise cash to meet such redemptions. In addition, the Trust could incur capital gains in connection with such transactions. See “Differences Between Open-end and Closed-end Investment Companies -- Capital Gains” above.

5. Conversion Costs. The process of converting the Trust to an open-end investment company would involve legal and other expenses to the Trust, including the preparation of a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (see “Measures to be Adopted if the Trust Becomes an Open-end Fund -- Timing” below), and the payment of necessary fees with respect to such registration statement and the sale of Shares in various states. The Board of Trustees has been advised that these conversion expenses, which would be paid by the Trust and would result in a one-time increase in the Trust’s current expense ratio, could be expected to total at least $150,000. Because the Trust is unable to determine at this time the actual costs that would be involved, it is possible that the conversion expenses would be substantially higher.

MEASURES THAT MAY BE ADOPTED IF THE TRUST BECOMES AN OPEN-END FUND

If the Shareholders voted to convert the Trust to an open-end fund, the Board of Trustees may take the following actions.

1. Redemption Fee. In order to reduce the number of redemptions of the Shares immediately following the conversion of the Trust to an open-end investment company (thereby reducing any disruption of the Trust’s normal portfolio management) and to offset the brokerage and other costs of such redemptions, the Board of Trustees may decide that the Trust should impose a redemption fee for a period of time, to be retained by the Trust, of up to 2.00% of the redemption proceeds payable by the Trust on all redemptions. While not required, such a fee would be similar to fees that have been proposed by other funds considering a conversion from closed-end to open-end status. In an effort to deter market timing of Shares after the conversion of the Trust to an open-end investment company, the Board of Trustees may also decide to impose redemption fees in connection with transactions within a certain period of time after the purchase of Shares.

2. Underwriting and Distribution. If the Shareholders voted to convert the Trust to an open-end investment company, the Board would consider whether to select a principal underwriter of the Shares. The Shares could be offered and sold directly by the Trust itself, and by any other broker-dealers who enter into selling agreements with the principal underwriter. The Trust has engaged in no discussions with prospective principal underwriters, and there can be no assurance regarding whether satisfactory arrangements with a principal underwriter would be achieved. The Board of Trustees reserves the right to cause the Trust to enter into an underwriting agreement with a principal underwriter in such form and subject to such conditions as the Board of Trustees deems desirable. If a principal underwriter were selected, there could be no assurance that any such broker-dealer firms would be able to generate sufficient sales of Shares to offset redemptions, particularly in the initial months following conversion.

3. Effect on the Trust’s Declaration of Trust. The Declaration of Trust provides that, if the Shareholders voted to change the Trust’s subclassification under the Investment Company Act from a closed-end investment company to an open-end investment company, provisions in the Declaration of Trust (set forth in Appendix C to this Proxy Statement) would become effective that authorize the issuance of redeemable securities at NAV and provide that the outstanding Shares will be redeemable at the option of the Shareholders. In addition, the Declaration of Trust provides that if the Trust becomes an open-end fund and is no longer required by stock exchange rules to hold annual meetings for the election of Trustees, the Board of Trustees may submit a proposal, which may be adopted by vote of a majority of the Trust’s outstanding Shares, that the Trust cease to hold annual meetings of its Shareholders and that it eliminate its staggered Board of Trustees. These actions would have the consequence of requiring Shareholders’ meetings to be held only when required by the Investment Company Act, either for the election of Trustees (if a majority of the Trustees in office were not elected by the Shareholders) or to approve specific matters in accordance with the Investment Company Act’s requirements.

4. Timing. If the Shareholders voted to convert the Trust to an open-end investment company, a number of steps would be required to implement such conversion, including the preparation, filing and effectiveness of a registration statement under the Securities Act covering the offering of the Shares and the negotiation and execution of a new or amended agreement with the Trust’s transfer agent. It is anticipated that such conversion would become effective by approximately December 31, 2005 and that the discount, if any, at which the Shares trade in relation to their NAV would be reduced in anticipation of the ability to redeem Shares at NAV upon the completion of the conversion. The provisions of the Declaration of Trust set forth in Appendix C would become effective simultaneously with the effectiveness of the registration statement referred to above under the Securities Act. If, as noted immediately above in “Effect on the Trust’s Declaration of Trust,” the Board of Trustees submitted, and Shareholders approved, a proposal that the Trust no longer hold annual meetings of Shareholders after becoming an open-end fund, the attendant savings in the cost of holding such meetings (see “Differences Between Open-end and Closed-end Investment Companies -- Annual Shareholders Meetings”) would accrue in the years following such approval.

REQUIRED VOTE

An affirmative vote of a majority of all outstanding Shares is required to approve the conversion of the Trust from a closed-end investment company into an open-end investment company. Abstentions and “non-votes” will be treated as votes present and not cast at the meeting. Abstentions and “non-votes” will however, have the effect of votes in opposition to this Proposal 2.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY INTO AN OPEN-END INVESTMENT COMPANY. THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL, IN THE ABSENCE OF CONTRARY INSTRUCTIONS, VOTE ALL PROXIES AGAINST THIS PROPOSAL.

PROPOSAL 3. APPROVAL OF A FUNDAMENTAL POLICY WHEREBY THE TRUST WOULD ADOPT AN INTERVAL FUND STRUCTURE

INTRODUCTION

The Board of Trustees recommends that the Trust adopt an “interval fund” structure pursuant to Rule 23c-3 (“Rule 23c-3”) under the Investment Company Act, which will provide Shareholders with a semi-annual opportunity to liquidate a portion of their Shares of the Trust at approximately net asset value (less a 2% repurchase fee), while maintaining many of the advantages inherent in a closed-end fund structure.

BACKGROUND

Since the Trust’s inception, it has operated as a closed-end investment company and has enjoyed many of the benefits inherent in a closed-end structure. For example, the Trust has a permanent capital base and is not subject to continuous asset in-flows and out-flows, which might force the Trust to liquidate its holdings at inopportune times in order to meet redemption demands. In addition, closed-end funds do not have any prescribed limitations on holding thinly traded securities. This has allowed the Trust to establish its investment position without the prospect of having to liquidate these positions on short notice, thereby jeopardizing the Trust’s long-term net asset value.

However, shares of closed-end funds such as the Trust often trade at a discount to their net asset value. The Board of Trustees has actively sought solutions to narrow or eliminate the Trust’s discount and it has reviewed and employed a number of initiatives. In 2004, the Board of Trustees instituted a share repurchase program, which resulted in the repurchase of over 1,499,700 Shares as of March 31, 2005. Additionally, in September 2004, the Trust repurchased 10,899,658 Shares (approximately one-third of the Shares then outstanding) at a price of $4.67 per Share (99% of the NAV per Share determined as of the conclusion of the tender offer) in accordance with a tender offer for up to that number of Shares. The Board of Trustees believes that these programs have contributed to the reduction in the Trust’s discount, which has been reduced to [ ]% as of May[ ],2005.

Nevertheless, the Board of Trustees has concluded that a more ambitious solution is needed to further reduce the Trust’s discount and provide liquidity to Shareholders. The Board of Trustees has extensively reviewed possible alternatives for reducing the Trust’s discount and determined that converting the Trust to an interval structure is in the best interest of the Trust and its shareholders. Accordingly, assuming that the Shareholders do not adopt the proposal to convert to open-end investment status as outlined in Proposal 2, for reasons set forth below, the Board of Trustees is proposing that the Trust’s Shareholders approve a fundamental policy whereby the Trust would adopt an interval fund structure.

ADOPTION OF AN INTERVAL FUND STRUCTURE

Rule 23c-3 provides that closed-end funds, such as the Trust, may make repurchase offers of their securities at approximately net asset value at periodic intervals. The periodic repurchase offers are intended to allow a closed-end fund to provide its investors with a limited ability to resell shares to the fund at approximately net asset value, a manner of sale that traditionally has been available only to mutual fund shareholders. Periodic repurchases must be made pursuant to a fundamental policy approved by shareholders.

If the adoption of an interval fund structure is approved, the Trust would make semi-annual repurchase offers. The percentage of outstanding Shares that the Trust can offer to repurchase in each offer must be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and must be between 5% and 25% of the Trust’s then outstanding Shares. If the offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

The Trust will impose a repurchase fee of 2% of the repurchase proceeds to help defray the costs associated with the repurchase offers. The Trust will send all Shareholders a notification containing specified information about the basic terms of each offer and the procedures for the repurchase at least 21 and no more than 42 days before each repurchase request deadline. The repurchase pricing date will be on the last Friday of each of the second and fourth fiscal quarters and the repurchase request deadline will be 14 days prior to the pricing date. Payment for any Shares repurchased must be made by seven days after the repurchase pricing date. The Trust will not be able to suspend or postpone a repurchase offer except in very limited circumstances set forth in Rule 23c-3 which are described below.

The Board of Trustees has determined that if this Proposal 3 is approved, the repurchase pricing date for the first repurchase offer would be December 30, 2005, with subsequent repurchase offers to be made semi-annually thereafter. The Board of Trustees will determine the amount of each repurchase offer shortly before the commencement of the offer.

FUNDAMENTAL POLICY

The Board of Trustees has approved the following fundamental policy (which cannot be changed without shareholder approval) and is submitting it to Shareholders for their approval:

(a) The Trust will make offers to repurchase its Shares at semi-annual intervals pursuant to Rule 23c-3, as amended from time to time (“Offers”). The Board of Trustees may place such conditions and limitations on Offers as may be permitted.

(b) 14 days prior to the last Friday of each of the Trust’s second and fourth fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Trust must receive repurchase requests submitted by shareholders in response to the most recent Offer.

(c) The date on which the repurchase price for Shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Trust’s second and fourth fiscal quarters, or the next business day if such day is not a business day.

(d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(e) This policy will not apply at any time after the Shareholders of the Trust have authorized a conversion of the Trust to an open-end investment company.

REPURCHASES IN EXCESS OF THE REPURCHASE OFFER AMOUNT AND PRORATION

The Trust may, but is not obligated to, purchase up to an additional 2% of the Trust Shares outstanding on a Repurchase Request Deadline if the acceptances of an Offer exceed the applicable repurchase offer amount. If the Trust determines not to repurchase more than the repurchase offer amount, or if the Trust Shareholders participating in the Offer tender shares in an amount exceeding the repurchase offer amount plus 2% of the Shares outstanding on the Repurchase Request Deadline, the Trust will repurchase all the Shares tendered on a pro rata basis, except that (1) the Trust may accept all Shares tendered by Shareholders who own fewer than 100 Shares and who tender all of their Shares, before pro rating Shares tendered by others, and (2) the Trust may accept by lot Shares tendered by Shareholders who tender all Shares held by them and who, when tendering their Shares, elect to have either all or none, or at least a minimum amount or none, accepted, so long as the Trust first accepts all Shares tendered by Shareholders who do not so elect.

SOURCE OF FUNDS

The Trust anticipates using cash on hand and liquidating portfolio securities to purchase Shares acquired pursuant to the Offers. There is a risk that the Trust’s need to sell securities to meet repurchase requests may affect the market for the portfolio securities being sold, which may, in turn, diminish the net asset value of Shares of the Trust. As a result of liquidating portfolio securities, the Trust may realize capital gains or losses. In such event, some gains may be realized on securities held for less than one year, which may generate income taxable to Shareholders (when distributed to them by the Trust) at ordinary income rates. Moreover, if a significant number of Shares are repurchased on a semi-annual basis, the Trust may be unable to maintain a viable asset base to continue operating efficiently given its limited ability to offer Shares. The Trust’s reduced net assets would also likely result in a higher expense ratio. From the time the Trust sends an Offer notification to Shareholders until the Repurchase Pricing Date, the Trust will be required to maintain liquid assets (as defined in Rule 23c-3) in an amount equal to at least 100% of the repurchase offer amount, and portfolio management techniques may be modified accordingly.

POTENTIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The sale of Shares pursuant to an Offer would be a taxable transaction to the tendering shareholder for United States federal income tax purposes, either as a “sale or exchange,” or under certain circumstances, as a “dividend.” Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the “Code”), a sale of Shares pursuant to an Offer generally will be treated as a “sale or exchange” if the receipt of cash by the Shareholder: (a) results in a “complete termination” of the Shareholder’s interest in the Trust, (b) is “substantially disproportionate” with respect to the Shareholder, or (c) is “not essentially equivalent to a dividend” with respect to the Shareholder. In determining whether any of these tests has been met, Shares actually owned, as well as Shares considered to be owned by the Shareholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. If any of these three tests for “sale or exchange” treatment is met, a Shareholder will recognize gain or loss equal to the difference between the price paid by the Trust for the Shares purchased in the Offer and the Shareholder’s adjusted basis in such Shares. If such Shares are held as a capital asset, the gain or loss will be capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the applicable ordinary income rate for capital assets held for one year or less, or (ii) 15% for capital assets held for more than one year.

If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a Shareholder who sells Shares pursuant to the Offer will be taxable to the Shareholder as a dividend to the extent of such Shareholder’s allocable share of the Trust’s current or accumulated earnings and profits. To the extent that amounts received exceed such Shareholder’s allocable share of the Trust’s current and accumulated earnings and profits, such excess will constitute a non-taxable return of capital (to the extent of the Shareholder’s adjusted basis in the Shares sold pursuant to the Offer) and any amounts in excess of the Shareholder’s adjusted basis will constitute taxable gain. Any remaining adjusted basis in the Shares tendered to the Trust will be transferred to any remaining Shares held by such Shareholder.

In order to conduct an Offer, the Trust may be required to sell portfolio securities. If, at the time of sale, the Trust’s portfolio securities have appreciated in value, the sale would result in realization of capital gains which would then need to be distributed to Shareholders. This may result in tax liability for remaining Shareholders.

SUSPENSION AND POSTPONEMENT OF OFFERS

The Trust may suspend or postpone an Offer by vote of a majority of the Board of Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act, of the Trust), but only (1) if repurchases pursuant to the Offer would impair the Trust’s status as a regulated investment company under the Code; (2) if repurchases pursuant to the Offer would cause the Shares to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange or any other market in which the securities owned by the Trust are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (5) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Shareholders of the Trust.

If an Offer is suspended or postponed, the Trust will provide notice thereof to Shareholders. If the Trust renews a suspended Offer or reinstitutes a postponed Offer, the Trust will send a new notification to all Shareholders.

EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees regularly reviews the Trust’s discount to net asset value as well as various alternatives designed to reduce the discount. At a special meeting held on April 24, 2005, the Board of Trustees, including a majority of the board members who are not “interested persons” (as defined in the Investment Company Act) of the Trust determined that it was in the best interest of the Trust and its Shareholders to convert the Trust to an interval fund and recommended that the proposal be submitted to Shareholders. As an interval fund, Shareholders would be assured a semi-annual opportunity to liquidate a portion of their Shares of the Trust at net asset value (less a 2% repurchase fee).

The Board of Trustees has determined that repurchase offers at semi-annual intervals instead of quarterly intervals are in the best interests of the Trust and its Shareholders. The Board of Trustees believes that repurchase offers at semi-annual, as opposed to quarterly, intervals will impose fewer administrative burdens on the Trust and its management and will have a lesser impact on the ability of the Trust's management to manage the Trust's assets in accordance with its investment strategies. The Board considered that repurchases will decrease Trust assets and likely result in an increased expense ratio for the Trust. The Board also considered that if repurchases decrease the Trust's asset base significantly, the Trust ultimately may be forced to delist from the New York Stock Exchange and no longer be viable. The Board has determined that more frequent repurchase offers may exacerbate this result.

The Board of Trustees believes that the adoption by the Trust of an interval fund structure should have a positive effect on reducing the discount from net asset value at which the Trust’s Shares have historically traded on the New York Stock Exchange. There can be no assurance, however, that adoption of the policy will reduce the discount or result in the Trust’s Shares trading at a price that equals or approximates net asset value. It is also possible that the adoption of the repurchase policy may result in investors in the market selling some of the Trust’s holdings in anticipation of the repurchase offer to take advantage of price weakness that may occur in the stock. This may harm the performance of the Trust.

REQUIRED VOTE

As provided by the Investment Company Act, approval of Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of the Trust, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more than 50% of the outstanding Shares of the Trust entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Trust entitled to vote. Abstentions and broker “non-votes” will be treated as votes present but not cast for purposes of Proposal 3 and will therefore have the effect of a vote case against Proposal 3.

THE BOARD OF TRUSTEES BELIEVES THAT THE ADOPTION BY THE TRUST OF AN INTERVAL FUND STRUCTURE IS IN THE BEST INTERESTS OF SHAREHOLDERS OF THE TRUST. ACCORDINGLY, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3. THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL, IN THE ABSENCE OF CONTRARY INSTRUCTIONS, VOTE ALL PROXIES FOR THIS PROPOSAL.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone, email or facsimile by officers or employees of the Trust. The Trust has also retained The Altman Group to assist in the solicitation of proxies from Shareholders at an anticipated cost not to exceed $6,000.00 plus reimbursement of out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by such officers or employees or by The Altman Group in person or by telephone, email or facsimile will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.

THE TRUST’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS, WAS MAILED ON OR ABOUT FEBRUARY 28, 2005 TO SHAREHOLDERS OF RECORD ON FEBRUARY 28, 2005. HOWEVER, A COPY OF THIS REPORT WILL BE PROVIDED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. PLEASE CALL 1-800-343-9567 OR WRITE TO THE TRUST C/O BROWN BROTHERS HARRIMAN, 40 WATER STREET, BOSTON, MASSACHUSETTS 02196-2047 ATTN: INVESTOR SERVICES COUNSEL TO REQUEST THE REPORT.

In the event that a quorum is not obtained for the transaction of business at the Meeting by June 21, 2005, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies in order to obtain such a quorum. Any such adjournment would require the affirmative vote of the holders of a majority of the Shares voting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment if a quorum is not obtained. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the Investment Company Act, as applied to the Trust, require that the Trust’s officers, Trustees and persons who beneficially own more than ten percent of the Trust’s Shares (“Reporting Persons”) file reports of ownership of the Trust’s Shares and changes in such ownership with the SEC. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Trust pursuant to Rule 16a-3(e) of the Exchange Act during fiscal year 2004 and Form 5 and amendments thereto furnished to the Trust with respect to fiscal year 2004, the Trust believes that the following Reporting Persons did not make timely filings:

•
In February 2004, Steven Champion became Chief Executive Officer and President of the Trust, which was reported on a late Form 3 in December 2004. In November 2004, Mr. Champion effected several trades pursuant to which he purchased Shares of the Trust, which were reported on a late Form 4 in December 2004.

•	In June 2004, Cheryl Chang became Chief Financial Officer and Treasurer of the Trust, which was reported on a late Form 3 in November 2004.
•
In May 2004, David Laux purchased Shares of the Trust, which was reported on a late Form 4 in May 2004. In November 2004, Mr. Laux effected two trades pursuant to which he purchased Shares of the Trust, which were reported on a late Form 4 in November 2004.

•
In January 2004, Robert Parker purchased Shares of the Trust, which was reported on a late Form 4 in January 2004. In November 2004, Mr. Parker purchased Shares of the Trust, which was reported on a late Form 4 filed in November 2004.

•	In May 2004, Frederick Copeland purchased Shares of the Trust, which was reported on a late Form 4 filed in May 2004.
•	In May 2004, Edward Collins purchased Shares of the Trust, which was reported on a late Form 4 filed in May 2004.
•
In September 2004, Laxey Partners Limited, The Value Catalyst Fund Limited, Laxey Investors Limited, LP Value Limited, Laxey Investors L.P., Laxey Universal Value, LP, Colin Kingsworth, Andrew Pegge sold Shares of the Trust, which was reported on a late joint statement Form 4 filed in October 2004.

•
City Of London Investment Group PLC (“CLIG”) filed a Form 4 in May 2004 for the purchases of Shares by various entities in April 2004. CLIG is the parent holding company of City of London Investment Management Company Limited and City of London Quantitative Management Limited, each of which provide advisory services to such entities.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Any proposal by a Shareholder intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Trust c/o Brown Brothers Harriman, 40 Water Street, P.O. Box 962047, Boston, Massachusetts 02196-2047, ATTN: Investor Services Counsel, not later than January 5, 2006. The Board of Trustees will consider whether any such proposal should be submitted to a Shareholder vote in light of applicable rules and interpretations promulgated by the Commission; but a Shareholder’s timely submission of a proposal will not automatically confer a right to have that proposal presented for a vote at the Trust’s 2006 Annual Meeting. Any nomination by a Shareholder of a person to stand for election as a Trustee at the 2006 Annual Meeting of Shareholders must be received by the Trust c/o Secretary, Bank Tower, Room 1001, DunHua North Road, Taipei, Taiwan, Republic of China not later than February 3, 2006.

BY ORDER OF THE BOARD OF TRUSTEES

Cheryl Chang
Secretary

May [ ], 2004

BUSDOCS/1464196.3

APPENDIX A

CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF TRUSTEES OF TAIWAN GREATER CHINA FUND

Adopted July 21, 2004

I. Purpose

The primary purposes of the Committee are to:

•
Review and approve corporate goals and objectives relevant to the compensation of the Trust’s chief executive officer, chief financial officer, chief compliance officer and head of research (the “Principal Officers”);

•
Evaluate the Principal Officers’ performance in light of those goals and objectives and, in the case of the Principal Officers other than the chief executive officer, in light of the evaluation of such officers’ performance by the chief executive officer;

•	Either as a Committee or together with the other independent trustees (as directed by the Board), determine and approve the Principal Officers’ compensation based on such evaluation;

•	Review compensation decisions made by the Trust’s chief executive officer with respect to employees of the Trust other than the Principal Officers;

•
Make recommendations to the Trust’s Board of Trustees (the “Board”) concerning incentive compensation plans and equity-based plans, if any, including with respect to the submission of any such plan for approval by the Securities and Exchange Commission (the “SEC”), if required;

•	Review and recommend to the Board the appropriate level of compensation for non-employee trustees, committee chairpersons and committee members; and

•	If required, produce an annual report on executive compensation for inclusion in the Trust’s proxy statement.

II. Composition

At least two members. The Committee shall consist of at least two trustees. The Board may designate a Committee member as the chairperson of the Committee, or, if the Board does not do so, the Committee members may appoint a Committee member as chairperson by a majority vote of the Committee members.

Independence. All Committee members must have been determined by the Board to be independent as defined in the listing standards of the New York Stock Exchange, as they may be amended from time to time (the “listing standards”), and not to be “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Investment Company Act”). In addition, all Committee members must qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Appointment. Subject to the requirements of the listing standards, if any, the Board may appoint and remove Committee members in accordance with the Trust’s By-laws. Committee members shall serve for such terms as the Board may fix, and in any case at the Board’s will whether or not a specific term is fixed.

III. Duties and responsibilities

Compensation goals. The Committee shall review and approve at least annually corporate goals and objectives relevant to the compensation of the Principal Officers.

Determination of Principal Officer Compensation. The Committee shall:

•	Evaluate at least annually the performance of the Principal Officers in light of the Trust’s goals and objectives.

•
At least annually, either as a Committee or together with the other independent trustees (as directed by the Board), in light of the Trust’s goals and objectives and the Committee’s performance evaluations, determine and approve the compensation of the Principal Officers, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation (if permissible).

•
Review, as the Committee considers appropriate in setting the Principal Officers’ compensation, the Trust’s performance, compensation at comparable companies, past years’ compensation to the Principal Officers and other relevant factors.

•	Review and approve all employment agreements, separation and severance agreements, and other compensatory contracts, arrangements, perquisites and payments with respect to the Principal Officers.

•
In any deliberations or voting to determine the compensation of the chief executive officer, the chief executive officer shall not be present; however, in any deliberations regarding the compensation of other Principal Officers, the Committee shall seek the recommendations of the chief executive officer and may elect to invite the chief executive officer to be present but not vote.

Compensation of employees other than Principal Officers. The Committee shall review, at least annually, the compensation of the Trust’s employees who are not Principal Officers, as set by the Trust’s chief executive officer, and shall report its conclusions with respect to such compensation to the Board.

Non-employee trustee compensation. The Committee shall recommend to the Board compensation programs for non-employee trustees, committee chairpersons and committee members, consistent with any requirements of the listing standards applicable to independent directors and including consideration of cash and equity components, if permissible.

Equity plan awards. Subject to the approval of the SEC, the Committee shall grant stock options, restricted stock and other discretionary awards under any stock option or other equity incentive plan adopted by the Trust, and otherwise exercise the authority of the Board with respect to the administration of any such plans.

Evaluate and approve stock and incentive plans. The Committee shall periodically review and make recommendations to the Board concerning the Trust’s stock and incentive compensation plans, if any. The Committee shall approve all equity arrangements and plans, and amendments to these arrangements or plans, that may be exempt from the general requirement of the listing standards to obtain stockholder approval of equity arrangements, plans and amendments, or with respect to which approval by the Committee is otherwise appropriate or required under applicable laws or listing standards, and shall consult with counsel with respect to any requirement that such plans be approved by the SEC pursuant to the provisions of the Investment Company Act.

Committee report in proxy statement. The Committee shall timely prepare and approve a Committee report on executive compensation for inclusion in the Trust’s proxy statement for each annual meeting of shareholders, if and as required by the SEC, including a discussion of the Committee’s compensation policies applicable to executive officers and other information required under SEC rules.

Other functions. The Committee may perform any other activities consistent with this charter, the Trust’s Declaration of Trust and By-laws and applicable listing standards, laws and regulations that either the Committee or the Board considers appropriate.

Annual performance review. The Committee shall evaluate its own performance as a Committee and this charter on an annual basis.

IV. Meetings, reports and resources

Meetings. The Committee shall meet as often as it determines is necessary, but not less than annually. The Committee may also hold special meetings or act by unanimous written consent, as the Committee may decide consistent with the Trust’s By-laws. The Committee may meet in separate executive sessions with other trustees, the chief executive officer and other Trust employees, agents or representatives invited by the Committee.

Procedures. The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the Trust’s Declaration of Trust and By-laws, applicable laws or regulations or the listing standards. The chairperson or a majority of the Committee members may call meetings of the Committee. A majority of the Committee members shall constitute a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at a meeting at which a quorum is present shall be the act of the Committee, unless in either case a greater number is required by this charter, the By-laws or the listing standards. The Committee may, but shall not be required to, keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports of proceedings. The Committee shall report to the Board on the major items covered by the Committee at each Committee meeting and provide such additional reports to the Board as the Committee may determine to be appropriate.

Committee access and information. The Committee is at all times authorized to have direct, independent and confidential access to the Trust’s other trustees, management and personnel to carry out the Committee’s purposes. The Committee is authorized to obtain at the Trust’s expense compensation surveys, reports on the design and implementation of compensation programs for the Trust’s trustees, officers and employees, and such other data and documentation as the Committee may consider appropriate.

Committee advisers and funding. The Committee shall have sole authority to retain at the Trust’s expense and terminate any compensation consulting firm or other advisers to the Committee and to approve the related fees and other retention terms.

Reliance on others. In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers of the Trust whom the member reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel or other persons as to matters the member reasonably believes are within the person’s professional or expert competence or (iii) a Board committee of which the Committee member is not a member.

48

APPENDIX B

TAIWAN GREATER CHINA FUND CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

I. PURPOSE

The primary functions of the Audit Committee (referred to below either as the Audit Committee or simply as the “Committee”) of the Taiwan Greater China Fund (the “Trust”) are to (i) oversee the accounting and financial reporting processes of the Trust and its internal controls over financial reporting, accounting, legal compliance and ethical behavior and, as the Committee deems relevant or appropriate, to inquire into the internal control over financial reporting of third-party service providers to the Trust, (ii) assist the Trust’s Board of Trustees (the “Board”) in its oversight of the Trust’s internal audit functions, (iii) oversee the quality and integrity of the Trust’s financial statements, the independent audit of those statements and other financial information provided by the Trust to shareholders, (iv) oversee, or, as appropriate, assist oversight by the Board of, the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and financial reporting, internal controls over financial reporting and independent audits, (v) approve the engagement of the Trust’s independent auditors and, in connection therewith, review and evaluate the qualifications, independence and performance thereof, (vi) act as a liaison between the Trust’s independent auditors and the full Board and (vii) prepare any reports of the Committee required by applicable securities laws or stock exchange listing requirements or rules to be included in any proxy statements, information statements or other documents. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Trust’s policies, procedures and practices at all levels.

The independent auditors for the Trust shall report directly to the Committee.

In meeting its responsibilities, the Committee is expected to:

Serve as an independent and objective party to review the Trust’s financial reporting process and internal control system.

Review and appraise the audit activities of the Trust’s outside auditors and internal auditing department.

Provide an open avenue of communication among the outside auditors, financial and senior management, the internal auditors and the Board.

Review such aspects of the Trust’s relationship with affiliated persons of the Trust, including potential conflicts of interest, as the Committee deems necessary or desirable.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Trust’s independent auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Trust, as appropriate.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. ORGANIZATION

The Audit Committee shall be comprised of three or more Trustees as determined by the Board, each of whom shall be a Trustee who is not an “interested person” of the Trust (as defined in the Investment Company Act of 1940) and free from any relationship that, in the opinion of the Board, would interfere with the exercise of the Trustee’s independence from the management of the Trust. Each member shall meet the further restrictions set forth on Annex I.

Each member of the Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board, and the members shall serve until their successors shall be duly elected and qualified. The Chair of the Committee may be designated by the full Board or, if it does not do so, the members of the Committee may elect a Chair by vote of a majority of the full Committee membership.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

III. MEETINGS

The Audit Committee shall meet at least two times each year, or more frequently as circumstances require. Either the Chair or a majority of the Committee’s members shall be authorized to call a meeting of the Committee and send notice thereof. The Committee shall ordinarily meet in person, provided that members may attend telephonically and the Committee may act by unanimous written consent. The Committee shall have authority to meet privately and to admit non-members by invitation, and may require members of management or others to attend meetings and to provide pertinent information as necessary. As part of its job to foster open communication, the Committee shall meet at least two times each year with management, and at least annually with the Trust’s outside auditors and the Trust’s internal auditor, in separate executive sessions if deemed appropriate by the Committee, to discuss any matters that the Committee or any of the foregoing believe should be discussed. The Committee may also meet with personnel of entities that provide significant accounting or administrative services to the Trust to discuss matters relating to the Trust’s accounting and compliance and such other matters as the Committee may deem relevant. In addition, if required, the Committee as a whole or its Chair individually shall meet with management and the Trust’s outside auditors semiannually to review the Trust’s annual and semi-annual financial statements (consistent with IV.7 below). The Committee shall meet in November or December of each year to review the Trust’s results of operation as they appear at that time and to determine whether to recommend the payment of a dividend or distribution in that year in accordance with the Trust’s declared policies. The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of a meeting by delegated authority.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

1. Appoint and engage on an annual basis, and have the power to terminate the engagement of, the Trust’s independent auditors and, in connection therewith, review and evaluate matters potentially affecting the independence and capabilities of such auditors. In reviewing and evaluating the auditors’ qualifications, performance and independence, the Committee shall, among other things, obtain and review a report by the audit firm, at least annually, describing the following items:

all relationships between the independent auditors and the Trust, as well as all relationships between the independent auditors and any service provider to the Trust that the Committee considers to be material to the Trust’s business; any material issues raised by the most recent internal quality control review or peer review of the audit firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and

the audit firm’s internal quality control procedures.

2. Approve prior to appointment the engagement of the Trust’s independent auditors to provide other audit or non-audit services to the Trust.

3. Develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Trust’s independent auditors to provide any of the services described in 2 above.

4. Have the power to consider the controls applied by the Trust’s independent auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

5. Review the arrangements for and scope of the Trust’s annual audit and any special audits.

6. Review and approve the fees proposed to be charged to the Trust by its independent auditors for each audit and non-audit service.

7. Review and discuss with financial management and the Trust’s outside auditors all financial statements and related disclosure documents prior to the filing of such reports with the Securities and Exchange Commission and, if feasible, prior to any public announcement of financial results for the periods covered thereby, including any certification, report, opinion or review rendered by the Trust’s outside auditors, and resolve any disagreements between management and the Trust’s independent auditors regarding financial reporting. The Chair of the Committee may represent the entire Committee for purposes of this review. In this connection the Committee shall:

Periodically consult with the Trust’s outside auditors, without management being present if thought appropriate by the Committee, about the completeness and accuracy of the Trust’s financial statements, and the critical accounting judgments utilized in the preparation of those financial statements;

Discuss with the outside auditors their judgments about the quality and appropriateness, as opposed to the acceptability, of the Trust’s accounting principles and financial disclosure practices as applied in its financial reporting;

Discuss the Trust’s disclosures with regard to its performance in any such reports; and

Establish regular and separate systems of reporting to the Committee by each of management, the outside auditors and the Trust’s internal auditor regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of those judgments.

8. Review the regular internal reports to management prepared by the Trust’s internal auditor and any provider of administrative services to the Trust and management’s response to these reports and, in consultation with the Trust’s outside auditors, the Trust’s internal auditor and any such provider of services, review the integrity of the Trust’s financial reporting processes, both internal and external.

9. Review with the Trust’s chief executive officer and/or chief financial officer in connection with their certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in such controls.

10. Establish procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Trust, any provider of administrative services to the Trust, any principal underwriter for the Trust or any other provider of accounting related services for the Trust of concerns about accounting or auditing, and address reports from auditors of possible violations of federal or state law or any fiduciary duty.

11. Discuss generally the Trust’s press releases concerning the results of its operations, as well as any financial information or guidance provided to analysts and rating agencies (if any), with regard to, for example, the types of information to be disclosed and the type of presentation to be made.

12. Review in a general matter, but not assume responsibility for, the Trust’s processes with respect to risk assessment and risk management.

13. Set clear policies relating to the hiring by the Trust of employees or former employees of the Trust’s independent auditors.

14. Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Trust’s accounting or financial reporting.

15. Review and reassess the adequacy of the Committee’s Charter annually and recommend to the Board any changes deemed appropriate by the Committee. The Chair of the Committee may represent the entire Committee for purposes of this review.

16. Evaluate the Committee’s own performance at least annually.

17. Following completion of the annual audit, review, separately if thought appropriate by the Committee, with each of management, the Trust’s outside auditors, the Trust’s internal auditor and any provider of administrative services to the Trust any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and consider and approve, if appropriate, either following such review or at any other time the Committee may deem appropriate, major changes to the Trust’s auditing and accounting principles and practices as suggested by such persons. Thereafter, the Committee shall, as it deems appropriate, review with such persons the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

18. Review performance of and fees paid by the Trust to proxy solicitors, custodians, legal counsel and any provider of administrative services.

19. Review legal compliance matters with the Trust’s counsel, including the Trust’s Code of Ethics and Officers’ Code of Ethics.

20. Review any legal matter that could have a significant impact on the Trust’s financial statements with the Trust’s counsel.

21. Report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

22. Perform any other activities consistent with this Charter, the Trust’s By-Laws and governing law as the Committee or the Board deems necessary or appropriate.

V. ROLE

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, the Trust’s management is responsible for (i) the preparation, presentation and integrity of the Trust’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust’s service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Trust’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Trust and in serving on the Committee are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers of the Trust whom the member reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountants or other persons as to matters the member reasonably believes are within the person’s professional or expert competence or (iii) a Board committee of which the Committee member is not a member.

ANNEX I

Further restrictions:

(a) Employees. A Trustee who is an employee (including non-employee executive officers) of the Trust or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Trust, the Trustee may serve on the Committee after three years following the termination of the relationship between the Trust and the former parent or predecessor.

(b) Business Relationship. A Trustee (i) who is a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or (ii) who has a direct business relationship with the Trust (e.g., a consultant) may serve on the Committee only if the Trust’s Board determines in its business judgment that the relationship does not interfere with the Trustee’s exercise of independent judgment. In making a determination regarding the independence of a Trustee pursuant to this paragraph, the Board should consider, among other things, the materiality of the relationship to the Trust, to the Trustee, and, if applicable, to the organization with which the Trustee is affiliated.

“Business relationships” can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Trustee can have such a relationship directly with the Trust, or the Trustee can be a partner, officer or employee of an organization that has such a relationship. A Trustee may serve on the Committee without such a determination by the Board after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Trustee is affiliated and the Trust, (2) the relationship between the Trustee and his or her partnership status, shareholder interest or executive officer position or (3) the direct business relationship between the Trustee and the Trust.

(c) Cross Compensation Committee Link. A Trustee who is employed as an executive of another entity where any executive officer of the Trust serves on that entity’s compensation committee may not serve on the Committee.

(d) Immediate Family. A Trustee who is an Immediate Family member of a person who is an executive officer of the Trust or any of its affiliates may not serve on the Committee until three years following the termination of that employment relationship. Paragraph 303.02 of the NYSE Listed Company Manual defines “Immediate Family” to include ‘a person’s spouse, parents, children siblings, mothers-in-law and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who shares such person’s home.’

APPENDIX C

ARTICLE X OF THE TRUST’S DECLARATION OF TRUST REDEMPTIONS

In the event that the Shareholders of the Trust vote to convert the Trust from a “Closed-end company” to an “Open-end company”. . . , the following provisions shall, upon the effectiveness of such conversion, become effective:

SECTION 10.1. REDEMPTIONS. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article X. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per Share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the Trust attributable thereto at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for and fees, if any, chargeable in connection with the effecting and suspending redemption of Shares shall be as set forth in the prospectus filed as part of the Trust’s effective Registration Statement with the Commission from time to time. Payment will be made in such manner as described in such prospectus.

SECTION 10.2. REDEMPTIONS OF ACCOUNTS. The Trustees may redeem Shares of any Shareholder at a redemption price determined in accordance with Section 10.1 if, immediately following a redemption of Shares for any reason, the aggregate net asset value of the Shares in such Shareholder’s account is less than an amount determined by the Trustees. If the Trustees redeem Shares pursuant to this Section 10.2, a Shareholder will be notified that the value of his account is less than such amount and be allowed sixty (60) days to make an additional investment before the redemption is processed.

48

APPENDIX 1

TAIWAN GREATER CHINA FUND

This Proxy is Solicited on Behalf of the Board of Trustees
Annual Meeting of Shareholders

June 21, 2005

The undersigned hereby appoints Steven R. Champion and Dirk Bennett, or each or either of them, as Proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the Taiwan Greater China Fund (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022-4689 Tuesday, June 21, 2005 at 9:30 a.m., New York time, and at any adjournment thereof, in the manner indicated on the reverse side and, in their discretion, on any other business that may properly come before the Meeting or any such adjournment.

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PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name(s) appear(s) on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?

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[x] Please mark
votes as in
this example.

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TAIWAN GREATER CHINA FUND
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The following items are proposed by the Trust (in the case of Item 2 pursuant to requirements contained in the Trust’s Declaration of Trust and By-laws):

1 The election of two Trustees: Mr. Frederick C. Copeland, Jr. to serve for a term expiring on the date of the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Mr. Robert P. Parker, to serve for a term expiring on the date of the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof.

Nominees: (01) Frederick C. Copeland, Jr. and (02) Robert P. Parker

For all Nominees	Withheld from all Nominees	For all Nominees EXCEPT the Nominee(s) written above

2. Conversion of the Trust from a closed-end investment company into an open-end investment company.

For	Against	Abstain

3. Approval of fundamental policy whereby the Trust would adopt an interval fund structure with semi-annual repurchases.

For	Against	Abstain

Properly executed proxies will be voted in the manner directed herein by the undersigned. If no such directions are given, such proxies will be voted FOR the nominee referred to in Item 1, FOR the proposition referred to in Item 3 and AGAINST the proposition referred to in Item 2.

Please sign and return promptly in the enclosed envelope. No postage is required if mailed in the United States.

Mark box at right if you have noted an address change or [ ] comments on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature:_______________ Date:________ Signature:________________ Date:_______